© Supermicro 2012 First Quarter Fiscal 2013 Earnings Conference Presentation October 23, 2012 Exhibit 99.2

2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate, among other things, to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, poor product sales, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events. For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental information, condensed balance sheets and statements of operations follow. All monetary amounts are stated in U.S. dollars.

3 Non-GAAP Financial Measures Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non- GAAP net income and net income per share in this presentation exclude stock-based compensation expense and the related tax effect of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended September 30, 2012. In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's SEC filings.

4 Q1’FY2013 Non-GAAP Financial Highlights (in millions, except per share data) Q1'13 YoY Sequential Revenue $270.7 9.2% -1.9% Profit after Tax $3.1 -70.9% -62.4% EPS $0.07 -70.8% -61.1% Change

5 Summary of Results  Revenues were 9.2% higher year over year  OEM and Direct business was 45.3% of total revenues and Internet Data Center was 8.8% of total revenues  System business was 39.5% of total revenues  Revenues by Geography:  US – 49.8%  Europe – 23.4%  Asia – 23.9%  Other – 2.9%  Sandy Bridge products were greater 40% of Intel based platforms, up over 80% from the prior quarter  Fat Twin architecture was launched and now in production

New Technology Progressions – Q1 FY13  FatTwin™ Architecture  New FatTwin™ Architecture: 8/4/2 nodes in 4U, 16% out perform  8HS 3.5” HDDs in 1U, Front I/O, 135W CPU, PUE Optimized  Hadoop and GPU-optimized models coming soon  GPU Optimized Products  First with NVIDIA Kepler GPU (K10, K20)  Intel Xeon-Phi solutions  Workstation Products  Optimized for High Frequency Trading (HFT): hyper-speed  Maximus 2.0 (Tesla + Quadro)  IPC and Embedded Applications  Increased product breadth, dedicated FAE and Sales teams  UP Solutions  Volume products.  Switch Products:  Blade FCoE available  MicroCloud™ and MicroBlade (TBA)  12-node system ready for launch  Power Subsystems  Battery Backup Power (BBP) in volume  Software  Windows 8 Readiness FatTwin™ Architecture GPU-optimized HFT Workstation Embedded Solution UP Solutions Battery Backup Power 12-node MicroCloud 6

Complete System Solution FatTwin™ Architecture Datacenter Optimized Rackmount High Performance Switching L2 1G Switch 10G Switch Thermal Engineering High Efficiency Power Battery Backup Datacenter Management Software Solutions High Capacity Storage Blade Solutions 7

8 Revenue Trend $0 $40 $80 $120 $160 $200 $240 $280 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 $248 $250 $240 $276 $271 $'s millions Supermicro Revenue Trend Y/Y 19.6% 3.8% 2.5% 6.0% 9.2% Seq. -4 8 0 -3 9 14 9 -1 9

9 Revenue Analysis Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 $150 $140 $124 $153 $164 $98 $110 $116 $123 $107 $'s millions Supermicro Subsystems/System Revenue Subsystems Systems

10 Non-GAAP Gross Margins 10.0% 13.0% 16.0% Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 16.1% 17.1% 17.0% 15.5% 13.0%

11 Non-GAAP Gross Profit $- $10.0 $20.0 $30.0 $40.0 $50.0 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 $39.8 $42.8 $40.9 $42.6 $35.3 Gross Profit $'s millions

12 Summary P&L non-GAAP (in millions, except per share data) Q1'13 YoY Sequential Q1'12 Q4'12 Operating Expense $30.7 $6.7 $0.1 $24.0 $30.6 Operating Expense Ratio 11.3% 1.6% 0.2% 9.7% 11.1% Operating Income $4.6 -$11.3 -$7.4 $15.8 $12.0 Net Income $3.1 -$7.4 -$5.1 $10.5 $8.1 EPS $0.07 -$0.17 -$0.11 $0.24 $0.18 Diluted Common Share Count 44.6 44.3 45.5 Effective Quarterly Tax Rate 31.3% 33.1% 31.6%

13 Q1 FY2013 YTD Summary Statement of Cash Flows ($’s millions) 3 Months Ended 3 Months Ended 30-Sep-12 30-Sep-11 Net Income $0.9 $8.5 Depreciation and amortization $2.0 $1.5 Stock comp expense $2.9 $2.3 Other reserves -$0.4 $4.4 Net change in AR, Inventory, AP -$35.1 -$4.5 Other prepaids and liabilities $3.2 $12.9 Cash flow from operations -$26.6 $25.1 Capital expenditures -$0.9 -$8.0 Free cash flow -$27.5 $17.1 Net cash - investing activities $0.0 $1.7 Net cash - financing activities $4.7 $3.6 Effect of exchange rate fluctuation on cash and cash equivalents $0.2 -$0.1 Net change in cash -$22.5 $22.3

141 414 141 4 Q1 FY 2013 Summary of Balance Sheet Metrics ($’s millions) Q1'13 Q4'12 Change Cash Equivalents & Investments 61.3$ 83.8$ (22.5)$ Accounts Receivable 112.8$ 102.0$ 10.8$ Inventory 263.2$ 276.6$ (13.4)$ Accounts Payable 140.1$ 174.0$ (33.9)$ DSO 37 34 3 DIO 105 100 5 DPO 61 62 -1 Cash Cycle Days 81 72 9

15 Supplemental Financials First Quarter Fiscal 2013 Ended September 30, 2012

16 Non-GAAP Financial Summary (in millions, except per share data) Q1'13 Q4'12 Q1'12 Net Sales 270.7$ 275.9$ 247.9$ Non-GAAP Gross Margin 13.0% 15.5% 16.1% Non-GAAP Operating Expenses 30.7$ 30.6$ 24.0$ Non-GAAP Operating Income 4.6$ 12.0$ 15.8$ Non-GAAP Net Income 3.1$ 8.1$ 10.5$ Non-GAAP Net Income per share 0.07$ 0.18$ 0.24$ Fully diluted shares for calculation 44.6 45.5 44.3

17 Prior Period Net Income Comparisons (in millions, except per share data) * Note: Non-GAAP, please see Non-GAAP financial measures on page 3. Q1'13 Q4'12 Q1'12 Net Income (GAAP) 0.9$ 5.5$ 8.5$ Stock Comp & Other Unusual Expense (tax affected)* 2.2$ 2.6$ 2.0$ Net Income (Non-GAAP)* 3.1$ 8.1$ 10.5$ Diluted Net Income per common share (GAAP) 0.02$ 0.12$ 0.19$ Stock Comp & Other Unusual Expense (tax affected)* 0.05$ 0.06$ 0.05$ Diluted Net Income per share (Non-GAAP)* 0.07$ 0.18$ 0.24$ Shares used in diluted EPS calculation 44.6 45.5 44.3

18 Quarterly Net Income (Loss) GAAP to Non-GAAP Reconciliation (in millions, except per share data) Q1'13 Q4'12 Q3'12 Q2'12 Q1'12 Net income (GAAP) 0.9$ 5.5$ 7.1$ 8.8$ 8.5$ Adjustments: Stock-based compensation expense 2.9 2.8 2.6 2.5 2.3 Income tax effects of adjustments (0.7) (0.2) (0.9) (0.1) (0.3) Net income (Non-GAAP) 3.1$ 8.1$ 8.8$ 11.2$ 10.5$ Diluted Net Income per share (GAAP) 0.02$ 0.12$ 0.16$ 0.20$ 0.19$ Adjustments: 0.05$ 0.06$ 0.03$ 0.05$ 0.05$ Diluted Net Income per share (Non-GAAP) 0.07$ 0.18$ 0.19$ 0.25$ 0.24$ Diluted shares used in GAAP per share calculation 44.2 44.7 44.6 43.8 43.4 Diluted shares used in Non-GAAP per share calculation 44.6 45.5 45.5 44.6 44.3